FLAG INVESTORS
                          INVESTING WITH A DIFFERENCE
                                 [LOGO OMITTED]

                                 EQUITY PARTNERS
                                      FUND

                               Semi-Annual Report
                                November 30, 2000

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

o The Fund's Class A Shares' total return1 for the six- and twelve-month periods ended November 30, 2000, compared favorably to the various stock market indices that experienced declines over the same periods. The value-oriented sectors emphasized in the Fund, particularly financial stocks, performed substantially better than the technology sector that had previously been the market leader.

o Prior to the past six months, money was being made almost exclusively in technology stocks (the New Economy), while the rest of the market (the Old Economy) was pretty much left for dead. Once again reminded of the existence of market cycles and the importance of valuation, investors' focus has now shifted back toward considering the real business progress of companies and away from unrealistic projections for the New Economy companies.

o We believe that the resultant sharp correction in technology stocks, though unsettling to the market as it occurs, should prove to be healthy for the market in the long run, as speculation is wrung out of stock prices.
  Interestingly, many technology-related stocks have declined so far as to become potentially attractive candidates for investment in the Fund.

o Our flexible value investment philosophy is geared more to individual stock selection than broad strategies. We attempt to identify undervalued companies with strong financial characteristics and shareholder-oriented managements. At the time of purchase, these stocks are often down in price or out-of-favor in the market. Several stocks, all purchased previously at depressed levels, were the Fund's largest contributors to performance over the past year.

----------
1 Excluding sales charges.

FUND PERFORMANCE
--------------------------------------------------------------------------------

GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES 1
FEBRUARY 13, 1995-NOVEMBER 30, 2000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

02/13/95  $10,000
02/28/95   10,050
03/31/95   10,320
04/30/95   10,440
05/31/95   10,770
06/30/95   10,890
07/31/95   11,180
08/31/95   11,421
09/30/95   11,682
10/31/95   11,551
11/30/95   11,993
12/31/95   12,078
01/31/96   12,513
02/29/96   12,756
03/31/96   12,807
04/30/96   13,060
05/31/96   13,252
06/30/96   13,333
07/31/96   12,952
08/31/96   13,329
09/30/96   14,101
10/31/96   14,274
11/30/96   15,576
12/31/96   15,535
01/31/97   16,058
02/28/97   16,192
03/31/97   15,596
04/30/97   16,264
05/31/97   17,383
06/30/97   17,814
07/31/97   19,089
08/31/97   18,811
09/30/97   19,274
10/31/97   18,739
11/30/97   19,212
12/31/97   19,339
01/31/98   19,203
02/28/98   21,029
03/31/98   22,510
04/30/98   22,729
05/31/98   22,208
06/30/98   22,364
07/31/98   21,716
08/31/98   17,360
09/30/98   18,645
10/31/98   20,713
11/30/98   22,635
12/31/98   24,232
01/31/99   24,550
02/28/99   24,053
03/31/99   25,957
04/30/99   27,247
05/31/99   27,162
06/30/99   27,987
07/31/99   26,623
08/31/99   25,343
09/30/99   24,719
10/31/99   24,931
11/30/99   24,645
12/31/99   26,001
01/31/00   23,569
02/29/00   21,966
03/31/00   24,233
04/30/00   23,934
05/31/00   23,459
06/30/00   23,569
07/31/00   24,597
8/31/00    25,405
9/30/00    25,095
10/31/00   25,581
11/30/00   24,653

CUMULATIVE TOTAL RETURN PERFORMANCE 1

                                                              SINCE INCEPTION 2
  PERIODS ENDED 11/30/00          6 MONTHS      12 MONTHS       (CUMULATIVE)
  ----------------------          --------      ---------     ----------------
  Class A Shares                    5.09%         0.03%             146.53%
  Class B Shares                    4.68%        (0.75)%            136.31%
  Class C Shares                    4.68%        (0.70)%             20.38%
  Institutional Shares              5.20%         0.30%              94.38%

--------------------------------------------------------------------------------
THE FUND'S CLASS A SHARES AVERAGE ANNUAL TOTAL RETURNS FOR THE ONE- AND FIVE-YEAR PERIODS AND SINCE INCEPTION AS OF 11/30/00, INCLUDING THE MAXIMUM 5.50% SALES CHARGE, WERE (5.47%), 14.20% AND 15.71%, RESPECTIVELY.

1 PAST  PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.  MARKET  VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.These figures assume the reinvestment of dividend and capital gain distributions and exclude the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure.
2 Inception  dates: Class  A  2/13/95,   ClassB   2/13/95,   Class  C  10/28/98,
  Institutional 2/14/96.

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Fellow Shareholders:

     We are pleased to report on the progress of your Fund for the period ended November 30, 2000.

PERFORMANCE
     The Fund's Class A Shares produced a total return of 5.09% and 0.03% for the six- and twelve-month periods ended November 30, 2000, respectively. These returns compare favorably to various stock market indices. The S&P 500 Index returned -6.92% and -4.24% for the same periods. The technology-heavy NASDAQ Index, which had performed so strongly previously, returned -23.61% and -22.13% for these periods.

     In our last letter we reminded shareholders of the old adage "change is the investor's only certainty." That clearly proved to be true over the past six months. The performance pendulum totally shifted away from technology stocks toward the more value-oriented sectors emphasized in the Equity Partners Fund, particularly financial stocks. This change is the primary reason behind the Fund's favorable performance relative to the market indices.

     The largest positive and negative contributors to net asset value over the past year are shown in the following table.

     Tyco International was the single largest contributor to performance. Typical of our value approach, we purchased Tyco one year ago when its stock price had fallen by half as a result of an accounting controversy. As the controversy subsided, the stock price doubled. Several of the other strong contributors were healthcare-related, those being Wellpoint Health, Cardinal Health and Amgen. These stocks also were all purchased at depressed levels

CONTRIBUTIONS TO NET ASSET VALUE PERFORMANCE

  (FOR THE TWELVE MONTHS ENDED 11/30/00)

  FIVE BEST                      GAIN PER     FIVE WORST                LOSS PER
  CONTRIBUTORS                     SHARE      CONTRIBUTORS                SHARE
  ------------                   --------     ------------              --------
  Tyco International               $0.51      America Online, Inc.       $(0.89)
  Wellpoint Health Networks 1      $0.46      WorldCom, Inc.             $(0.64)
  XL Capital Ltd.                  $0.43      Conseco                    $(0.63)
  Cardinal Health, Inc.1           $0.39      Novell, Inc.               $(0.42)
  Amgen, Inc.1                     $0.27      Cendant                    $(0.38)

-----------
1 These securities were not held in the portfolio at the end of the period.

--------------------------------------------------------------------------------

and subsequently appreciated greatly as healthcare stocks became very popular in the market. We have recently eliminated all three, as their stocks reached what we felt were fully valued prices.

     The worst contributor to performance was America Online. The stock declined because of concerns relating to AOL's merger with Time Warner and because of the decline in many Internet-related stocks. For diversification and valuation reasons, we had previously sold well over half of our shares, most at substantially higher prices. AOL's business continues to perform well and we expect to hold our remaining position. The other negative contributors declined for reasons unique to each, but all experienced deterioration in their business fundamentals.

INVESTMENT ENVIRONMENT
     As mentioned in the Performance section, we have witnessed a complete change in the performance of various market sectors. Previously money was being made almost exclusively in technology stocks (the New Economy), while the rest of the market (the Old Economy) was pretty much left for dead. Quotes from our letter to shareholders six months ago describe our feelings at that time. "Many of the Old Economy companies will continue to thrive and play an important role in the New Economy, while many of the New Economy stocks will ultimately disappear as competition intensifies, or will disappoint investors if ambitious expectations are not met." "We believe that as more investors begin to appreciate the price risk in technology stocks, the pendulum may continue shifting to more value-oriented sectors."

     Subsequently, investors have recognized that the valuation disparities that existed then were excessive and have been reminded that economic reality eventually prevails. Investors' focus has now shifted back toward real business progress (cash flow, earnings, etc.) and away from unrealistic projections and hoped-for-riches. The resultant sharp correction in technology stocks, though unsettling to the market as it occurs, should prove to be healthy for the market in the long run, as speculation is wrung out of stock prices.

     A second significant change in the market that has occurred in recent months is the outlook for interest rates. The Federal Reserve Board had previously raised rates to cool off an overheated economy. Having achieved that, the Fed is now more focused on preventing the economy from sliding into a recession. As such, its policy going forward should favor flat to lower rates if necessary. This has the potential to favorably affect the market and in partic-

LETTER TO SHAREHOLDERS (CONCLUDED)

--------------------------------------------------------------------------------

ular, financial stocks, the Fund's largest sector. The greatest known risk to the market in the months ahead is the possibility that despite the Fed's best efforts, the economy enters a recession.

PORTFOLIO STRATEGY
     Our flexible value investment philosophy is geared more to individual stock selection than broad strategies. We focus on undervalued companies with strong financial characteristics and shareholder-oriented managements. At the time of purchase, these stocks are often down in price or out-of-favor in the market.

     Interestingly, many technology-related stocks have declined so far as to become interesting candidates for our flexible value approach. For example, we purchased Global Crossing, a worldwide provider of Internet and telecommunications facilities and services, including undersea fiber optic cable systems. The stock was popular and overvalued at $60 several months ago. We purchased it at $12 recently.

     Our largest sale and purchase over the past six months involved a swap from Ford into General Motors. We were attracted to GM as a result of its valuable stake in Hughes Electronics and its transition to greater management focus on profitability and stock price. Ford also has specific risk relative to its involvement with the Firestone tire problems.

     We do not practice market timing in the management of the Fund. Our goal is to have 90-100% of the Fund in equities at most times. The cash percentage was 5.72% at the beginning of the past six-month period and 7.13% at the end.

     The five largest holdings are shown in the following table.

FIVE LARGEST EQUITY HOLDINGS

                                                                MARKET VALUE
  SECURITY                                    COST                11/30/00
  --------                                    ----              ------------
  Blyth Industries, Inc.                   $22,373,301           $23,695,831
  Canadian National Railway Co.             15,280,556            21,364,925
  America Online, Inc.                         720,417            17,502,910
  Citigroup, Inc.                            2,970,834            16,421,488
  Harrah's Entertainment, Inc.               8,069,948            14,840,000

--------------------------------------------------------------------------------

CLOSING
     Late 1999 and early 2000 was a highly unusual time for the stock market and a very trying time for Equity Partners shareholders. The market separated into two markets, sometimes called the Old Economy and the New Economy. Those of us who were attracted to the value in the Old Economy stocks and concerned about the risk in the New Economy stocks began to feel a certain similarity to and kinship with the great dinosaurs of years gone by. Fortunately, just prior to our extinction, the pendulum began to swing, as it always has. As it turns out, the existence of cycles and the importance of valuation have not been repealed by the `new paradigm' that we read so much about.

     For all shareholders who stayed the course, thank you for your support. Throughout all of the short-term swings in the emotions and psychology of the market, most of the portfolio companies continued to be strong, well managed, and growing in terms of their real business value. We encourage you to continue with the same long-term perspective that we use in managing the Fund.

     We always like to remind shareholders that we have significant personal investments in the Fund and are long-term partners with you.

Sincerely,

/S/ LEE S. OWEN

Lee S. Owen
Portfolio Manager
December 15, 2000

EQUITY PARTNERS FUND

--------------------------------------------------------------------------------

ADDITIONAL PERFORMANCE INFORMATION
     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent calendar quarter.

     The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for the Class B Shares and Class C Shares. The contingent deferred sales charge for Class B Shares declines over time from a maximum of 5.00% to 0.00% after six years. The contingent deferred sales charge for Class C Shares is 1.00% for shares redeemed within one year of purchase. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B or Class C Shares investors who continued to hold their shares past the end of the specified time period.

AVERAGE ANNUAL TOTAL RETURN 1

  PERIODS ENDED 11/30/00           1-YEAR        5-YEARS      SINCE INCEPTION 2
  ----------------------          -------        -------      -----------------
  Class A Shares                  (5.47)%         14.20%           15.71%
  Class B Shares                  (5.71)%         14.39%           15.91%
  Class C Shares                  (1.69)%            --%            9.27%
  Institutional Shares             0.30%             --%           14.87%

-----------
1 PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These figures assume the reinvestment of dividend and capital gain distributions and include the Fund's applicable sales charges. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.
2 Inception dates: Class  A  2/13/95,   Class  B  2/13/95,   Class  C  10/28/98,
  Institutional 2/14/96.

     The SEC total return figures may differ from total return figures in the Fund Performance section because the SEC figures include the impact of sales charges while the total return figures in the shareholder letter do not. Any performance figures shown are for the full period indicated.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2000
(UNAUDITED)

  SHARES                              SECURITY                     MARKET VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.87%
BASIC MATERIALS -- 0.78%
   148,300       USG Corporation 2...............................   $ 2,715,744
                                                                    -----------
CAPITAL GOODS & INDUSTRIAL -- 10.39%
   739,000       Allied Waste Industries, Inc.1 .................     9,098,937
   289,000       American Standard Companies, Inc.1 .............    12,083,812
   239,900       Tyco International Ltd. ........................    12,654,725
    35,600       United Technologies Corporation ................     2,520,925
                                                                    -----------
                                                                     36,358,399
                                                                    -----------
COMMUNICATIONS SERVICES -- 8.13%
   171,600       ALLTEL Corp. ...................................    10,510,500
   170,300       Global Crossing 1 ..............................     2,107,463
   150,000       Qwest Communications International, Inc.1 ......     5,662,500
   114,200       SBC Communications, Inc. .......................     6,273,863
   261,219       Worldcom, Inc.1 ................................     3,901,959
                                                                    -----------
                                                                     28,456,285
                                                                    -----------
CONSUMER CYCLICALS -- 10.90%
   853,950       Cendant Corporation 1,2 ........................     7,845,666
    50,000       Gannett Company, Inc. ..........................     2,681,250
   160,000       General Motors Corp. ...........................     7,920,000
   530,000       Harrah's Entertainment, Inc.1 ..................    14,840,000
   189,200       TJX Companies, Inc. ............................     4,848,250
                                                                    -----------
                                                                     38,135,166
                                                                    -----------
CONSUMER STAPLES -- 10.52%
   887,900       Blyth Industries, Inc. .........................    23,695,831
   131,500       Clear Channel Communications, Inc.1 ............     6,640,750
    97,500       Philip Morris Companies, Inc. ..................     3,723,281
   429,300       WestPoint Stevens, Inc.2 .......................     2,736,787
                                                                    -----------
                                                                     36,796,649
                                                                    -----------

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)                            NOVEMBER 30, 2000
(UNAUDITED)

  SHARES                              SECURITY                     MARKET VALUE
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 33.98%
   144,600       American Express Company ........................ $  7,943,962
   131,042       Associates First Capital Corp. -- Class A .......    4,627,421
     6,800       Berkshire Hathaway -- Class B 1,2 ...............   14,783,200
   329,666       Citigroup, Inc. .................................   16,421,488
   846,387       Conseco, Inc. ...................................    6,083,407
   396,800       Countrywide Credit Industries, Inc. .............   14,731,200
   217,000       Freddie Mac .....................................   13,114,937
 1,000,000       Host Marriott Corp. .............................   11,875,000
    57,000       Loews Corp. .....................................    5,386,500
   195,000       Wells Fargo Company .............................    9,250,313
   183,908       XL Capital Limited -- Class A 2 .................   14,678,157
                                                                   ------------
                                                                    118,895,585
                                                                   ------------
TECHNOLOGY -- 12.07%
   431,000       America Online, Inc.1 ...........................   17,502,910
    90,000       First Data Corporation ..........................    4,606,875
   147,000       International Business Machines Corporation .....   13,744,500
   490,300       Novell Inc.1 ....................................    2,604,719
   106,000       Sabre Group Holdings, Inc.1 .....................    3,782,875
                                                                   ------------
                                                                     42,241,879
                                                                   ------------
TRANSPORTATION -- 6.10%
   679,600       Canadian National Railway Co.2 ..................   21,364,925
                                                                   ------------
TOTAL COMMON STOCK
   (Cost $240,488,273) ...........................................  324,964,632
                                                                   ------------

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

  PAR (000)                                                         MARKET VALUE
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS -- 5.72%
   $20,008       Goldman Sachs & Co., Dated 11/30/00,
                   6.42% principal and interest in the
                   amount of $20,011,568 due 12/1/00,
                   collateralized by US Treasury Bond with
                   a par value of $21,509,000, coupon rate
                   of 4.75%, due 11/15/08, with a market
                   value of $20,366,442..........................  $ 20,008,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $20,008,000) ...........................................    20,008,000
                                                                   ------------
TOTAL INVESTMENTS
   (Cost $260,496,274)..................................   98.59%   344,972,632

OTHER ASSETS IN EXCESS OF LIABILITIES...................    1.41      4,925,002
                                                          ------   ------------
NET ASSETS..............................................  100.00%  $349,897,634
                                                          ======   ============

------------
1 Non-income producing security for the six month period.
2 Security or partial  security on loan. For additional  information  please see
  Note 5 in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(UNAUDITED)

                                                                    NOVEMBER 30,
--------------------------------------------------------------------------------
                                                                        2000

Assets:
   Investments, at value (cost $260,496,274) ................  $344,972,632
   Cash .....................................................           186
   Collateral under securities lending agreements ...........    12,001,877
   Receivable for shares of beneficial interest subscribed ..     8,579,555
   Dividend and interest receivable .........................       280,868
   Prepaid expenses and other ...............................        15,371
                                                               ------------
     Total assets ...........................................   365,850,489
                                                               ------------
Liabilities:
   Payable for shares of beneficial interest redeemed .......     1,353,663
   Payable for securities purchased .........................     2,106,798
   Payable for collateral under securities lending agreements    12,001,877
   Accounting fees payable ..................................         7,702
   Advisory fee payable .....................................       232,711
   Custody fee payable ......................................        49,514
   Transfer agent fees payable ..............................        20,748
   Accrued expenses and other ...............................       179,842
                                                               ------------
     Total liabilities ......................................    15,952,855
                                                               ------------
Net assets ..................................................  $349,897,634
                                                               ============
Composition of Net Assets:
   Paid-in capital ..........................................   242,078,799
   Undistributed net investment income ......................     1,636,571
   Accumulated net realized gain from investment transactions    21,705,906
   Net unrealized appreciation on investments ...............    84,476,358
                                                               ------------
Net assets ..................................................  $349,897,634
                                                               ============
Net Asset Value Per Share:
   Class A Shares ($197,406,083 (DIVIDE) 8,851,100 shares) ......... $22.30
                                                                     ======
   Class B Shares ($38,078,256 (DIVIDE) 1,755,265 shares) .......... $21.69
                                                                     ======
   Class C Shares ($6,215,089 (DIVIDE) 286,517 shares) ............. $21.69
                                                                     ======
   Institutional Shares
       ($108,198,206 (DIVIDE) 4,816,668 shares) .................... 22.46
                                                                     ======
Maximum Offering Price Per Share:
   Class A Shares ($22.30 (DIVIDE) 0.945) .......................... $23.60 1
                                                                     ======
   Class B Shares .................................................. $21.69 2
                                                                     ======
   Class C Shares .................................................. $21.69 3
                                                                     ======
   Institutional Shares ............................................ $22.46
                                                                     ======

-----------
1 Maximum  offering  price for Class A represents  the effect of the 5.50% front end sales charge.
2 Redemption value is $20.61 following a 5.00% maximum contingent deferred sales charge.
3 Redemption value is $21.47 following a 1.00% maximum contingent deferred sales charge.

SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
(UNAUDITED)

                                                       FOR THE SIX
                                                      MONTHS ENDED
                                                      NOVEMBER 30,
------------------------------------------------------------------
                                                           2000
Investment Income:
   Dividends .......................................  $  2,061,995
   Interest ........................................       451,868
   Less: foreign taxes withheld ....................       (23,994)
                                                      ------------
             Total income ..........................     2,489,869
                                                      ------------
Expenses:
   Investment advisory fee .........................     1,438,426
   Distribution fees:
     Class A Shares ................................       259,695
     Class B Shares ................................       199,327
     Class C Shares ................................        31,570
   Transfer agent fee ..............................       102,426
   Professional fees ...............................        62,937
   Accounting fees .................................        47,387
   Registration fees ...............................        28,688
   Custody fees ....................................        26,054
   Printing and shareholder report fees ............        22,386
   Directors' fees .................................         6,001
   Miscellaneous ...................................        14,260
                                                      ------------
             Total expenses ........................     2,239,157
                                                      ------------
   Net investment income ...........................       250,712
                                                      ============
Realized and unrealized gain on investments:
   Net realized gain from securities transactions ..     4,999,846
   Change in unrealized appreciation/depreciation
     of investments ................................    13,071,802
                                                      ------------
   Net gain on investments .........................    18,071,648
                                                      ------------
Net increase in net assets resulting from operations  $ 18,322,360
                                                      ============

SEE NOTES TO FINANCIAL STATEMENTS.

EQUITY PARTNERS FUND

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                     FOR THE SIX         FOR THE
                                                    MONTHS ENDED       YEAR ENDED
                                                    NOVEMBER 30,         MAY 31,
-----------------------------------------------------------------------------------
                                                        20001             2000
Increase in Net Assets:
Operations:
   Net investment income ............................ $     250,712   $   1,549,457
   Net realized gain from securities transactions ...     4,999,846      21,633,214
   Change in unrealized appreciation/
     depreciation of investments ....................    13,071,802     (88,551,635)
                                                      -------------   -------------
   Net increase (decrease) in net assets resulting
     from operations ................................    18,322,360     (65,368,964)
                                                      -------------   -------------
Distributions to Shareholders from:
   Net investment income and short-term gains:
     Class A Shares .................................            --        (349,896)
     Class B Shares .................................            --         (66,099)
     Class C Shares .................................            --         (10,359)
     Institutional Shares ...........................            --        (152,038)
   Net realized long-term gains:
     Class A Shares .................................            --     (11,546,564)
     Class B Shares .................................            --      (2,181,278)
     Class C Shares .................................            --        (352,597)
     Institutional Shares ...........................            --      (5,017,234)
                                                      -------------   -------------
        Total distributions .........................            --     (19,676,065)
                                                      -------------   -------------
Capital Share Transactions:
   Proceeds from sale of shares .....................    31,362,648      87,434,816
   Value of shares issued in
     reinvestment of dividends ......................            --      18,346,252
   Cost of shares repurchased .......................   (66,609,468)   (119,296,406)
                                                      -------------   -------------
   Decrease in net assets derived from
     capital share transactions .....................   (35,246,820)    (13,515,338)
                                                      -------------   -------------
        Total decrease in net assets ................   (16,924,460)    (98,560,367)
Net Assets:
   Beginning of period ..............................   366,822,094     465,382,461
                                                      -------------   -------------
   End of period (including undistributed net
     investment income of $1,636,571 and
     $1,385,859 for the six months ended
     November 30, 2000 and for the year
     ended May 31, 2000, respectively) ..............  $349,897,634    $366,822,094
                                                       ============    ============

----------
1 Unaudited.

SEE NOTES TO FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS A SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  FOR THE SIX
                                                 MONTHS ENDED
                                                 NOVEMBER 30,         FOR THE YEARS ENDED MAY 31,
--------------------------------------------------------------------------------------------------------------------------
                                                     2000 1        2000         1999        1998        1997        1996
Per Share Operating Performance:
   Net asset value at beginning of period .......    $ 21.22      $ 25.68      $ 21.29     $ 16.93     $ 13.09     $ 10.77
                                                     -------      -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income
       (expenses in excess of income) ...........       0.03         0.10        (0.01)       0.05        0.08        0.17
   Net realized and unrealized gain (loss)
       on investments ...........................       1.05        (3.54)        4.70        4.60        3.96        2.29
                                                     -------      -------      -------     -------     -------     -------
   Total from investment operations .............       1.08        (3.44)        4.69        4.65        4.04        2.46
Less Distributions:
   Net investment income and net realized
      short-term gains ..........................         --        (0.03)       (0.03)      (0.10)      (0.13)      (0.14)
   Net realized long-term gains .................         --        (0.99)       (0.27)      (0.19)      (0.07)      --
                                                     -------      -------      -------     -------     -------     -------
   Total distributions ..........................         --        (1.02)       (0.30)      (0.29)      (0.20)      (0.14)
                                                     -------      -------      -------     -------     -------     -------
   Net asset value at end of period .............    $ 22.30      $ 21.22      $ 25.68     $ 21.29     $ 16.93     $ 13.09
                                                     =======      =======      =======     =======     =======     =======
Total return 2...................................       5.09%      (13.63)%      22.31%      27.76%      31.17%      23.05%
Ratios to Average Daily Net Assets:
   Expenses .....................................       1.21%5       1.18%        1.20%       1.24%       1.35%3      1.35%3
   Net investment income
     (expenses in excess of income) .............       0.17%5       0.38%       (0.02)%      0.29%       0.61%4      1.52%4
Supplemental Data:
   Net assets at end of period (000's) ..........   $197,406     $214,677     $283,950    $198,387    $113,030     $64,230
   Portfolio turnover rate ......................         12%          32%          21%          8%         18%          1%

---------------
1 Unaudited.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory  fees,  the ratio of expenses to average  daily net assets would have been 1.48% and 1.77% for the years ended May 31, 1997 and 1996, respectively.
4 Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.48% and 1.10% for the years ended May 31, 1997 and 1996, respectively.
5 Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.
14-15

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS B SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  FOR THE SIX
                                                 MONTHS ENDED
                                                 NOVEMBER 30,              FOR THE YEARS ENDED MAY 31,
--------------------------------------------------------------------------------------------------------------------------
                                                     2000 1        2000         1999        1998        1997        1996
Per Share Operating Performance:
   Net asset value at beginning of period .........  $ 20.72      $ 25.29      $ 21.10     $ 16.84     $ 13.03     $10.75
                                                     -------      -------      -------     -------     -------     ------
   Income from Investment Operations:
   Net investment income
       (expenses in excess of income) .............    (0.08)       (0.09)       (0.14)      (0.06)      (0.04)      0.07
   Net realized and unrealized gain (loss)
       on investments .............................     1.05        (3.46)        4.60        4.54        3.96       2.31
                                                     -------      -------      -------     -------     -------     ------
   Total from investment operations ...............     0.97        (3.55)        4.46        4.48        3.92       2.38
Less Distributions:
   Net investment income and net
        realized short-term gains .................       --        (0.03)          --       (0.03)      (0.04)     (0.10)
   Net realized long-term gains ...................       --        (0.99)       (0.27)      (0.19)      (0.07)     --
                                                     -------      -------      -------     -------     -------     ------
   Total distributions ............................       --        (1.02)       (0.27)      (0.22)      (0.11)     (0.10)
                                                     -------      -------      -------     -------     -------     ------
   Net asset value end of period ..................  $ 21.69      $ 20.72      $ 25.29     $ 21.10     $ 16.84     $13.03
                                                     =======      =======      =======     =======     =======     ======
Total return 2 ....................................     4.68%      (14.29)%      21.39%      26.81%      30.28%     22.17%
Ratios to Average Daily Net Assets:
   Expenses .......................................     1.96%5       1.93%        1.95%       1.98%       2.10%3     2.10%3
   Net investment income
      (expenses in excess of income) ..............    (0.61)%5     (0.37)%      (0.77)%     (0.47)%     (0.16)%4    0.71%4
Supplemental Data:
   Net assets at end of period (000's) ............  $38,078      $40,185      $52,603     $37,046     $15,670     $5,302
   Portfolio turnover rate ........................       12%          32%          21%          8%         18%         1%

-----------------
1 Unaudited.
2 Total return excludes the effect of sales charge.
3 Without the waiver of advisory  fees,  the ratio of expenses to average  daily net assets would have been 2.23% and 2.52% for the years ended May 31, 1997 and 1996, respectively.
4 Without  the  waiver of  advisory  fees,  the ratio of net  investment  income
  (expenses in excess of income) to average daily net assets would have been (0.28)% and 0.29% for the years ended May 31, 1997 and 1996, respectively.
5 Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

16-17

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- CLASS C SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                         FOR THE PERIOD
                                                           FOR THE SIX        FOR THE YEAR               OCT. 28, 1998 2
                                                           MONTHS ENDED           ENDED                      THROUGH
                                                           NOVEMBER 30,           MAY 31,                    MAY 31,
---------------------------------------------------------------------------------------------------------------------------
                                                              2000 1               2000                       1999
Per Share Operating Performance:
   Net asset value at beginning of period ...............    $20.72               $25.27                     $19.09
                                                             ------               ------                     ------
Income from Investment Operations:
   Expenses in excess of income .........................     (0.07)               (0.08)                     (0.03)
   Net realized and unrealized gain
       (loss) on investments ............................      1.04                (3.45)                      6.48
                                                             ------               ------                     ------
   Total from investment operations .....................      0.97                (3.53)                      6.45
Less Distributions:
   Net investment income and net
       realized short-term gains ........................        --                (0.03)                        --
   Net realized long-term gains .........................        --                (0.99)                     (0.27)
                                                             ------               ------                     ------
   Total distributions ..................................        --                (1.02)                     (0.27)
                                                             ------               ------                     ------
   Net asset value at end of period .....................    $21.69               $20.72                     $25.27
                                                             ======               ======                     ======
Total return 3 ..........................................      4.68%              (14.22)%                    34.06%
Ratios to Average Daily Net Assets:
   Expenses .............................................      1.96%4               1.93%                      1.85%4
   Expenses in excess of income .........................     (0.61)%4             (0.39)%                    (0.73)%4
Supplemental Data:
   Net assets at end of period (000's) ..................    $6,215               $6,455                     $3,441
   Portfolio turnover rate ..............................        12%                  32%                        21%

----------
1 Unaudited.
2 Commencement of operations.
3 Total return excludes the effect of sales charge.
4 Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

18-19

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSTITUTIONAL SHARES
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                                 FOR THE PERIOD
                                                    FOR THE SIX                                                 FEB. 14, 1992 2
                                                    MONTHS ENDED                                                    THROUGH
                                                    NOVEMBER 30,               FOR THE YEAR ENDED MAY 31,            MAY 31,
-------------------------------------------------------------------------------------------------------------------------------
                                                       2000 1        2000        1999         1998         1997        1996
Per Share Operating Performance:
   Net asset value at beginning of period ......    $   21.35       $ 25.75     $ 21.32      $ 16.94     $ 13.10      $12.72
                                                    ---------       -------     -------      -------     -------      ------
Income from Investment Operations:
   Net investment income .......................         0.05          0.15        0.04         0.10        0.14        0.04
   Net realized and unrealized gain
         (loss) on investments .................         1.06         (3.53)       4.70         4.61        3.95        0.34
                                                    ---------       -------     -------      -------     -------      ------
   Total from investment operations ............         1.11         (3.38)       4.74         4.71        4.09        0.38
Less Distributions:
   Net investment income and net
       realized short-term gains ...............           --         (0.03)      (0.04)       (0.14)      (0.18)      --
   Net realized long-term gains ................           --         (0.99)      (0.27)       (0.19)      (0.07)      --
                                                    ---------       -------     -------      -------     -------      ------
   Total distributions .........................           --         (1.02)      (0.31)       (0.33)      (0.25)      --
                                                    ---------       -------     -------      -------     -------      ------
   Net asset value at end of period ............    $   22.46       $ 21.35     $ 25.75      $ 21.32     $ 16.94      $13.10
                                                    =========       =======     =======      =======     =======      ======
Total return ...................................         5.20%       (13.39)%     22.53%       28.14%      31.58%       3.23%
Ratios to Average Daily Net Assets:
   Expenses ....................................         0.96%5        0.93%       0.95%        0.98%       1.10%3      1.10%3,5
   Net investment income .......................         0.39%5        0.65%       0.23%        0.54%       0.81%4      1.20%4,5
Supplemental Data:
   Net assets at end of period (000's) .........     $108,198      $105,505    $125,388      $94,354     $42,115      $4,235
   Portfolio turnover rate .....................           12%           32%         21%           8%         18%          1%

-------
1 Unaudited.
2 Commencement of operations.
3 Without the waiver of advisory fees, the ratio of expenses to average daily net assets would have been 1.23% and 1.55% (annualized) for the year ended May 31, 1997 and the period ended May 31, 1996, respectively.
4 Without the waiver of advisory fees, the ratio of net investment income to average daily net assets would have been 0.70% and 0.75% (annualized) for the year ended May 31, 1997, and the period ended May 31, 1996, respectively.
5 Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

20-21

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Flag Investors Equity Partners Fund, Inc. (the "Fund"), which was organized as a Maryland Corporation on November 29, 1994 and began operations February 13, 1995, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Its objective is to seek long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

     The Fund consists of four share classes: Class A Shares and Class B Shares, both of which began operations February 13, 1995, Class C Shares which began operations October 28, 1998 and Institutional Shares, which began operations February 14, 1996.

     The Class A, Class B, and Class C Shares are subject to different sales charges. The Class A Shares have a 5.50% maximum front-end sales charge, the Class B Shares have a 5.00% maximum contingent deferred sales charge and the Class C Shares have a 1.00% maximum contingent deferred sales charge. In addition the Class A Shares have a different distribution fee than the ClassB and ClassC Shares. The Institutional Shares have neither a front-end sales charge, a contingent deferred sales charge nor a distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions in accordance with accounting principles generally accepted in the United States. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. VALUATION OF SECURITIES -- The Fund values a portfolio security that is primarily traded on a national exchange by using the last sales price reported for the day. If there are no sales or the security is not traded  on a listed  exchange,  the Fund  values  the  security  at the average  of the  last  bid and  asked  prices  in the  over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At November 30, 2000 there were no securities valued using fair value procedures. The Fund values short-term obligations with maturities of 60 days or less at amortized cost which approximates fair market value.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 1 (CONTINUED)

     B.  REPURCHASE  AGREEMENTS -- The Fund may enter into tri-party  repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the seller's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, exceeds the seller's repurchase obligation. The Fund's access to the collateral may be delayed or limited if the seller defaults and the value of the collateral declines or if the seller enters into an insolvency proceeding.

     C. FEDERAL INCOME TAXES -- The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

             The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

     D. SECURITIES TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND OTHER -- The Fund uses the trade date to account for securities transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis and includes the amortization of premiums and accretion of discounts. Income, gains and common expenses are allocated to each class based on its respective average net assets. Class specific expenses are charged directly to each class. Dividend income, less foreign taxes withheld, if any, and distributions to shareholders are recorded on the ex-dividend date. The Fund has deferred the costs incurred by its organization and the initial public offering of shares. These costs are being amortized on the straight-line method over a five-year period, which began when the Fund began investment activities.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 1 (CONCLUDED)

     E. SECURITY LOANS -- The Fund receives compensation in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on these securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the accounts of the Fund.

NOTE 2 -- INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

     Investment  Company  Capital  Corp.  ("ICCC"),   an  indirect  wholly-owned
subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCCan annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 1.00% of the first $50 million, 0.85% of the next $50 million, 0.80% of the next $100 million and 0.70% of the amount in excess of $200 million.

     Alex.Brown Investment Management ("ABIM") is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCC pays ABIM a fee from its advisory fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates: 0.65% of the first $50 million, 0.50% of the next $150 million and 0.40% of the amount in excess of $200 million. Prior to September 1, 2000, the fee was calculated daily and paid monthly at the following annual rates: 0.75% of the first $50 million, 0.60% of the next $150 million and 0.50% of the amount in excess of $200 million.

     ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily and paid monthly based on the Fund's average daily net assets.

     ICCC also provides transfer agency services to the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.

     Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee.

     Certain officers and directors of the Fund are also officers or directors of ICCC. These persons are not paid by the Fund for serving in these capacities.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 2 (CONCLUDED)

     ICC Distributors, Inc. ("ICC Distributors") which is not affiliated with ICCC, provides distribution services to the Fund for which the Fund pays ICC Distributors an annual fee, pursuant to rule 12b-1, that is calculated daily and paid monthly at the following annual rates: 0.25% of the Class A Shares' average daily net assets and 1.00% of the Class B and Class C Shares' average daily net assets. The fees for the Class B and Class C Shares include a 0.25% shareholder servicing fee.

     The Fund used cash collateral from its securities lending transactions described in Note 1 E to purchase shares of an affiliated fund and may pay fees generated from those transactions to Bankers Trust.

     The Fund Complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the period ended November 30, 2000 was $3,013, and the accrued liability was $27,633.

NOTE 3 -- CAPITAL SHARE TRANSACTIONS

     The Fund is authorized to issue up to 90 million shares of $.001 par value capital stock (40 million Class A, 15 million Class B, 15 million Class C, 15 million Institutional and 5 million undesignated). Transactions in shares of the Fund were as follows:

                                                      CLASS A SHARES
                                        ---------------------------------------
                                            FOR THE SIX             FOR THE
                                           MONTHS ENDED           YEAR ENDED
                                        NOVEMBER 30, 2000 1      MAY 31, 2000
                                        -------------------      --------------
    Shares sold ...........................     683,976            2,153,444
    Shares issued to shareholders on
      reinvestment of dividends ...........          --              478,443
    Shares redeemed .......................  (1,947,589)          (3,576,528)
                                           ------------         ------------
    Net decrease in shares outstanding ....  (1,263,613)            (944,641)
                                           ============         ============
    Proceeds from sale of shares ..........$ 15,094,921          $50,933,672
    Value of reinvested dividends .........          --           10,803,234
    Cost of shares redeemed ............... (42,909,991)         (79,883,122)
                                           ------------         ------------
    Net decrease from capital
       share transactions .................$(27,815,070)        $(18,146,216)
                                           ============         ============
---------
1 Unaudited.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 3 (CONTINUED)

                                                      CLASS B SHARES
                                        ---------------------------------------
                                            FOR THE SIX             FOR THE
                                           MONTHS ENDED           YEAR ENDED
                                        NOVEMBER 30, 2000 1      MAY 31, 2000
                                        -------------------      --------------
    Shares sold .........................       33,451                328,694
    Shares issued to shareholders on
      reinvestment of dividends .........           --                 99,337
    Shares redeemed .....................     (217,401)              (569,219)
                                           -----------            -----------
    Net decrease in shares outstanding ..     (183,950)              (141,188)
                                           ===========            ===========
    Proceeds from sale of shares ........  $   723,019            $ 7,728,452
    Value of reinvested dividends .......           --              2,198,326
    Cost of shares redeemed .............   (4,725,837)           (12,217,136)
                                           -----------            -----------
    Net decrease from capital
         share transactions .............  $(4,002,818)          $ (2,290,358)
                                           ===========            ===========

                                                      CLASS C SHARES
                                        ---------------------------------------
                                            FOR THE SIX             FOR THE
                                           MONTHS ENDED           YEAR ENDED
                                        NOVEMBER 30, 2000 1      MAY 31, 2000
                                        -------------------    --------------
    Shares sold ..........................      46,458              271,969
    Shares issued to shareholders on
      reinvestment of dividends ..........          --               15,373
    Shares redeemed ......................     (71,486)            (111,942)
                                           -----------         ------------
    Net increase (decrease) in
      shares outstanding .................     (25,028)             175,400
                                           ===========         ============
     Proceeds from sale of shares ........ $ 1,028,769         $  6,524,293
    Value of reinvested dividends                   --              340,049
    Cost of shares redeemed ..............  (1,577,456)          (2,381,130)
                                           -----------         ------------
    Net increase (decrease) from capital
      share transactions ................. $  (548,687)        $  4,483,212
                                           ===========         ============

----------
1 Unaudited.

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------
NOTE 3 (CONCLUDED)

                                                  INSTITUTIONAL SHARES
                                        ---------------------------------------
                                            FOR THE SIX             FOR THE
                                           MONTHS ENDED           YEAR ENDED
                                        NOVEMBER 30, 2000 1      MAY 31, 2000
                                        -------------------    --------------
    Shares sold ..........................      655,911              984,817
    Shares issued to shareholders on
      reinvestment of dividends ..........           --              220,566
    Shares redeemed ......................     (780,953)          (1,132,184)
                                           ------------         ------------
    Net increase (decrease) in
       shares outstanding ................     (125,042)              73,199
                                           ============         ============
    Proceeds from sale of shares ......... $ 14,515,939         $ 22,248,399
    Value of reinvested dividends ........           --            5,004,643
    Cost of shares redeemed ..............  (17,396,184)         (24,815,018)
                                           ------------         ------------
    Net increase (decrease) from capital
      share transactions ................. $ (2,880,245)        $  2,438,024
                                           ============         ============

----------
1 Unaudited.

NOTE 4 -- INVESTMENT TRANSACTIONS

     Excluding  short-term  obligations,   purchases  of  investment  securities
aggregated $40,540,836 and sales of investment securities aggregated $79,491,631 for the period ended November 30, 2000.

     On November 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $101,730,217 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $17,253,859.

NOTE 5 -- LENDING OF SECURITIES

     The Fund has the ability to lend its securities to brokers, dealers and other financial organizations. Loans of the Fund's securities are collateralized by cash and/or government securities that are maintained at all times in an amount equal to 102% of the current market value of the loaned securities for domestic securities.

     At November 30, 2000

           MARKET VALUE                 MARKET VALUE          % OF PORTFOLIO
       OF LOANED SECURITIES             OF COLLATERAL             ON LOAN
       --------------------            --------------        ---------------
           $11,425,249                  $12,001,877               3.31%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

EQUITY PARTNERS FUND
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

                                TRUMAN T. SEMANS
                                    CHAIRMAN

                               CARL W. VOGT, ESQ.
                                    PRESIDENT

                                 RICHARD R. BURT
                                    DIRECTOR

                                 RICHARD T. HALE
                                    DIRECTOR

                               JOSEPH R. HARDIMAN
                                    DIRECTOR

                                  LOUIS E. LEVY
                                    DIRECTOR

                               EUGENE J. MCDONALD
                                    DIRECTOR

                                REBECCA W. RIMEL
                                    DIRECTOR

                               ROBERT H. WADSWORTH
                                    DIRECTOR

                                CHARLES A. RIZZO
                                    TREASURER

                                  AMY M. OLMERT
                                    SECRETARY

                                DANIEL O. HIRSCH
                               ASSISTANT SECRETARY

INVESTMENT OBJECTIVE

A mutual fund designed to seek long-term growth of capital and, secondarily, current income by investing primarily in a diversified portfolio of common stocks.

     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding other Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-3524. Read it carefully before you invest.

                                 FLAG INVESTORS
                          INVESTING WITH A DIFFERENCE
                                 [LOGO OMITTED]

                                 DOMESTIC EQUITY
                               Communications Fund
                              Emerging Growth Fund
                              Equity Partners Fund
                           Real Estate Securities Fund
                                    Top 50 US
                               Value Builder Fund

                              INTERNATIONAL EQUITY
                              European Mid-Cap Fund
                            International Equity Fund
                              Japanese Equity Fund
                                   Top 50 Asia
                                  Top 50 Europe
                                  Top 50 World

                                  FIXED INCOME
                             Managed Municipal Fund
                         Short-Intermediate Income Fund
                          Total Return US Treasury Fund

                                  MONEY MARKET
                            Cash Reserve Prime Shares

                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                              WWW.FLAGINVESTORS.COM

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                      EPSA(1/01)